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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 15, 2001
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Michigan
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                 (State or other jurisdiction of incorporation)



         1-1511                                            38-0533580
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(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
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(Address of principal executive offices)                         (Zip Code)


                                 (248) 354-7700
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events

Federal-Mogul Corporation (the "Corporation") recently issued to an investor an aggregate of 1,909,197 shares of its common stock, without par value, in exchange for $10 million aggregate principal amount of the Company's 7 1/2 % Notes due July 1, 2004 (and accrued interest thereon) and $10 million aggregate principal amount of the Company's 7 1/2 % Notes due 2009 (and accrued interest thereon) held by such investor. The Corporation may consider entering into additional similar transactions from time to time. This is neither a solicitation to sell or to purchase any debt or equity securities of the Corporation.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2001




                                               FEDERAL-MOGUL CORPORATION



                                               By:  /s/ David M. Sherbin
                                                  ------------------------------
                                                  Name:  David M. Sherbin
                                                  Title: Vice President, Deputy
                                                         General Counsel and
                                                         Secretary

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